UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SIGNAL GENETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 29, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Signal Genetics, Inc. (“Signal” or the “Company”) on Thursday, June 18, 2015, at 10:00 a.m. Pacific Time at 5740 Fleet Street, Carlsbad, California.

Your Board of Directors recommends a vote “FOR” the election of each of the five nominees for director, “FOR” the ratification of the appointment of our independent registered public accounting firm and “FOR” the approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan.

We hope you can join us at this meeting. As a stockholder, your participation in the affairs of Signal is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by completing and returning the enclosed proxy card, or, if you hold your shares in street name and the firm that holds your shares offers voting by internet or telephone, by voting online or by telephone, using the procedures described in the voting instruction card provided by your broker or nominee. If you decide to attend the Annual Meeting, you will be able to vote in person even if you have previously voted.

Our 2014 Annual Report and Proxy Statement for the 2015 Annual Meeting of Stockholders are enclosed. We hope you find them informative reading.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of Signal Genetics, Inc.

Sincerely yours,

Samuel D. Riccitelli

President and Chief Executive Officer

5740 Fleet Street, Carlsbad, California

TEL: (760) 537-4100 FAX: (760) 537-4101 http://www.signalgenetics.com

SIGNAL GENETICS, INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. Pacific Time on Thursday, June 18, 2015

PLACE	Signal Genetics, Inc. 5740 Fleet Street Carlsbad, California

ITEMS OF BUSINESS	1. To elect five members to the Board of Directors.

2. To ratify the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

3. To approve the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on May 15, 2015.

ANNUAL REPORT	Our 2014 Annual Report is enclosed and is a part of our proxy materials being provided to you.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card, and notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2014 Annual Report are available at: www.proxyvote.com

By Order of the Board of Directors,

Tamara A. Seymour
Corporate Secretary

IMPORTANT

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IF YOUR BROKER PROVIDES FOR VOTING ONLINE OR BY TELEPHONE, YOU MAY VOTE ONLINE OR BY TELEPHONE USING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING VOTING INSTRUCTION CARD PROVIDED BY YOUR BROKER.

SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

Important Notice Regarding the Availability of Proxy Materials for Signal Genetics, Inc.’s

2015 Annual Meeting of Stockholders to be Held on Thursday, June 18, 2015

This Proxy Statement and our 2014 Annual Report are available at

www.proxyvote.com

In accordance with SEC rules, this website does not use “cookies,” track the identity of anyone accessing the website to view the proxy materials, or gather any personal information.

Proposal 3—Approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan	25

Other Matters	30

Householding of Proxy Materials	30

The Company’s Website	30

The Company’s Principal Executive Office	30

Annual Report and Other SEC Filings	30

Additional Questions and Information Regarding the Annual Meeting and Stockholder Proposals	31
What happens if additional proposals are presented at the Annual Meeting?	31
Who will bear the cost of soliciting votes for the Annual Meeting?	31
How do I propose individuals to serve as directors?	31
May I propose actions for consideration at next year’s Annual Meeting of Stockholders?	31

ANNEX A – First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan	A-1

ATTENDANCE AND VOTING MATTERS

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Signal Genetics, Inc. (“Signal,” the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) and accompanying proxy card to solicit your proxy in connection with the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Thursday, June 18, 2015. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This Proxy Statement and accompanying proxy card are being distributed on or about May 29, 2015.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected the persons named on the enclosed proxy card (the “Named Proxies”) to vote all shares represented by proxy at the Annual Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Annual Meeting according to your directions. We will vote any signed proxy that fails to specify a choice on any matter to be acted upon FOR the election of each nominee for director, FOR the ratification of the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and FOR the approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan, and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and the Company’s most highly paid officers, and other required information. We have also enclosed for your review our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Annual Report”), which contains financial and other information about our business during our last fiscal year.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are three matters on which a vote is scheduled at the Annual Meeting:

•	The election of five directors to the Board;

•	The ratification of the appointment of BDO USA, LLP, as Signal’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	The approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan.

We will also consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	FOR the election of each of the five nominees named herein to the Board;

•	FOR the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	FOR the approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan.

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Q:	What shares may I vote?

A:	You may vote all shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), that you owned as of the close of business on May 15, 2015 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a stockbroker, bank, or other nominee at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote.

On the Record Date, there were approximately 7,757,904 shares of Common Stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of the Company’s stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification.

If you are the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Annual Meeting only if you have obtained a signed proxy from your broker or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

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On the Internet—If you hold your shares in street name and the firm that holds your shares offers Internet voting, your broker voting instruction card will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote online.

By Telephone—If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction card will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) file with the Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Transfer Agent before the Annual Meeting or you vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

Q:	How are votes counted?

A:	You may vote “FOR”, “AGAINST” or “ABSTAIN” each proposal. For abstentions, see “What happens if I abstain from voting” below.

If you are a record holder and you sign your proxy card with no further instructions, the Named Proxies will vote your shares in accordance with the recommendations of the Board.

If you are a beneficial owner and you have not provided voting instructions to your broker, your broker may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1) or in the vote to approve the First Amendment to the 2014 Stock Incentive Plan (Proposal 3), resulting in a “broker-non-vote” with respect to these matters. See “What is a broker non-vote” for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (the “Shares”) of the Company. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors (Proposal 1), the five nominees for director who receive the highest number of votes “FOR” election will be elected as directors. This is called a plurality.

Approval of the ratification of our independent registered public accounting firm (Proposal 2) and approval of the First Amendment to the 2014 Stock Incentive Plan (Proposal 3) will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

In each case, a quorum must be present at the Annual Meeting for a valid vote.

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Q:	What happens if I abstain from voting?

A:	If an executed proxy card is returned and the stockholder has explicitly abstained from voting on any proposal, the Shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. A Share voted “abstain” with respect to any proposal is considered as present and entitled to vote with respect to such proposal and therefore an abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the proposal.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1) or the vote to approve the First Amendment to the 2014 Stock Incentive Plan (Proposal 3). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but will have no effect on the outcome of Proposals 1 or 3.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 31.

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OWNERSHIP OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of May 15, 2015:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options, warrants or other rights that are either immediately exercisable or exercisable on or before July 14, 2015, which is 60 days after the date of the information provided. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Ownership(1)
5% Holders
LeBow Alpha, LLLP(2)	2,232,629		28.8%
E. Jeffrey Peierls(3)	681,100		8.8%
Empery Asset Management, LP(4)	470,000		6.1%
Executive Officers, Directors and Director Nominees
Bennett S. LeBow(2)	2,232,629		28.8%
Samuel D. Riccitelli	377,166	(5)	4.8%
Tamara A. Seymour	-		*
David A. Gonyer	-		*
Douglas A. Schuling	-		*
Dr. Robin L. Smith	-		*
All Executive Officers & Directors, as a group (six persons)	2,609,795		33.1%

*	Signifies less than 1%

(1)	Based on 7,757,904 common shares outstanding as of May 15, 2015.

(2)	Bennett S. LeBow is the sole member and manager of LeBow Holdings LLC, the general partner of LeBow Alpha. By virtue of his position with LeBow Alpha, he is deemed to be the beneficial owner of these shares and has sole voting and dispositive power over the shares. The address of LeBow Alpha is 667 Madison Avenue, 14th Floor, New York, New York 10065.

(3)	Based solely on the Schedule 13G filed with the SEC on March 20, 2015, as of March 11, 2015, E. Jeffrey Peierls has sole voting and sole dispositive power over 85,500 shares, and shared voting and shared dispositive power over 595,600 shares. Brian E. Peierls has sole voting and sole dispositive power over 50,000 shares, and shared voting and shared dispositive power over 595,600 shares. E. Jeffrey Peierls, President and a Director of the Peierls Foundation, Inc. (“Foundation”) and Brian E. Peierls, Secretary/Treasurer of the Foundation, are co-trustees of UD E.S. Peierls for E. F. Peierls; and co-managers of 75 Brian L.L.C., 75 Jeff L.L.C, Life/Brian, L.L.C., Life/Jeff L.L.C., Jen/Brian, L.L.C., Jen/Jeff, L.L.C., Bypass 1, L.L.C., Unitrust1, L.L.C.; and, co-trustees of UW E.S. Peierls for Brian E. Peierls and UW E.S. Peierls for E. Jeffrey Peierls. Each of E. Jeffrey Peierls and Brian E. Peierls, as co-managers and as co-trustees may be deemed to indirectly own the securities owned by each Limited Liability Company and each Trust as well as being control persons of the Foundation. In such filing E. Jeffrey Peierls lists his address as 73 South Holman Way, Golden, Colorado, 80401 and Brian E. Peierls lists his address as 7808 Harvestman Cove, Austin, Texas, 78731.

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(4)	Based solely on the Schedule 13G filed with the SEC on February 20, 2015, as of February 17, 2015, Empery Asset Management, LP (“Empery”), Ryan M. Lane and Martin D. Hoe each have shared voting and dispositive power over 470,000 shares. Each of Mr. Lane and Mr. Hoe is a Managing Member of Empery AM GP, LLC, the general partner of Empery. In such filing Empery lists its address as 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.

(5)	This number includes 124,252 restricted stock units that will vest on June 17, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership within 10 days after he or she becomes a beneficial owner, director or officer and reports of changes in ownership of our Common Stock and other equity securities within two business days after the transaction is executed. Our officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) serves as the Company’s independent registered public accounting firm and has served in that capacity since July 15, 2013. The decision to engage BDO as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Board.

The Audit Committee considered the independence of BDO and whether the audit and non-audit services BDO provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted a set of policies governing the provision of non-audit services by BDO; those policies are included in the Audit Committee’s report. See “Board of Directors and Corporate Governance—Audit Committee.” The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past fiscal year.

Fees and Services of BDO USA, LLP

In connection with the audit of our 2014 consolidated financial statements the Company entered into an engagement agreement with BDO USA, LLP, which sets forth the terms by which BDO USA, LLP has performed audit services for the Company.

The aggregate fees agreed to by the Company for the annual audits for the years ended December 31, 2014 and 2013, and all other audit fees paid by the Company to BDO USA, LLP during 2014 and 2013 were $222,000 and $362,000, respectively. Audit fees for the years ended December 31, 2014 and 2013 were for professional services provided in connection with the annual audits of the Company’s consolidated financial statements, review of the Company’s quarterly consolidated financial statements, accounting matters directly related to the annual audits, professional services in connection with SEC registration statements, and other documents filed with the SEC or other documents issued in connection with securities offerings, and professional services provided in connection with other statutory or regulatory filings.

All audit fees relating to the audit for the year ended December 31, 2014, were approved in advance by the Audit Committee. All audit and non-audit services to be provided by BDO USA, LLP were and will continue to be, pre-approved by the Audit Committee.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board in General

Our business and affairs are organized under the direction of our board of directors, which currently consists of five members, each of whose current term of office as a director expires at the Annual Meeting. Set forth below are our directors and their respective ages and positions as of the date of this report:

Directors	Age	Position(s) Held
Bennett S. LeBow	77	Chairman of the Board
Samuel D. Riccitelli	56	President, Chief Executive Officer and Director
David A. Gonyer, R. Ph.	51	Director
Douglas A. Schuling	54	Director
Robin L. Smith, M.D.	50	Director

There are no family relationships among any of our directors or executive officers. Set forth below is a summary of the business experience of each of our director nominees.

Bennett S. LeBow. Mr. LeBow has served as the Chairman of our board of directors since our inception in January 2010 and was our founding member and the sole manager of Signal Genetics LLC, converted from a Delaware limited liability company to a Delaware corporation (the “Corporate Conversion”). Mr. LeBow is the sole partner and has sole voting and dispositive power, of our principal stockholder, LeBow Alpha. Mr. LeBow is a private investor and currently serves as the Chairman and Chief Executive Officer of BSL Capital, Inc. Mr. LeBow also serves as the Chairman of the board of directors of Vector Group, Ltd., where he has been a director since 1986 and where he served as Executive Chairman from January 2006 until his retirement in December 2008. Mr. LeBow served as the Chairman of the board of directors of Borders Group Inc. from May 2010 until January 2012 and Chief Executive Officer from June 2010 until January 2012. In February 2011, Borders Group Inc. filed a petition for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. Mr. LeBow received a B.A. in electrical engineering from Drexel University.

We selected Mr. LeBow to serve on our board of directors as Chairman due to the perspective and extensive experience he brings as our founder. Mr. LeBow brings to the board of directors significant executive leadership and operational experience in both the private and public sector.

Samuel D. Riccitelli. Mr. Riccitelli has served as our President and Chief Executive Officer since October 2012. He was elected to our board of directors immediately prior to our initial public offering in June 2014. From July 2011 to October 2012, Mr. Riccitelli was an independent consultant. From October 2001 to June 2011, Mr. Riccitelli served as the Executive Vice President and Chief Operating Officer of Genoptix, Inc., a publicly traded diagnostic services company focused on the needs of community hematologists and oncologists. From 1995 to 2001, Mr. Riccitelli served in a number of positions for Becton, Dickinson and Company, including most recently as a vice president and general manager and as a board member for BD Ventures, L.L.C., a venture capital fund. From 1989 to 1994, he served in a number of positions at Puritan-Bennett Corporation, including most recently as general manager. Mr. Riccitelli also served on the board of directors of Exagen Diagnostics, Inc., from October 2011 through September 2014. Mr. Riccitelli received a B.A. in Biology from Washington and Jefferson College and a M.S. Eng. degree from The University of Texas in Mechanical & Biomedical Engineering.

We selected Mr. Riccitelli to serve on our board of directors because he brings to the board of directors extensive knowledge of the life sciences and biotechnology industries. He has served in senior corporate positions of companies in the biotechnology and diagnostic industries. Mr. Riccitelli has led the successful development and commercialization of a broad range of diagnostic services, medical devices, and information based product and services and is a named inventor on eight patents. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies.

David A. Gonyer, R. Ph. Mr. Gonyer became a member of our board of directors immediately prior to the listing of our Common Stock on The NASDAQ Capital Market in June 2014. Mr. Gonyer is a co-founder of Evoke Pharma, Inc., a specialty pharmaceutical company focused primarily on the development of drugs to treat gastrointestinal diseases, and has served as its President and Chief Executive Officer and a member of its board of directors since March 2007. From January 2004 to June 2007, Mr. Gonyer served as Vice President, Strategic and Product Development of Medgenex, Inc., a subsidiary of Victory Pharma, Inc., a biopharmaceutical company focused on acquiring, developing and marketing products to treat pain and related conditions. From April 2000 to December 2004, Mr. Gonyer was a founder and Vice President of Sales and Marketing at Xcel Pharmaceuticals, Inc., a specialty pharmaceutical company focused on neurological disorders. From December 1996 to April 2000, Mr. Gonyer served as Director of Marketing at Elan/Dura Pharmaceuticals, Inc. From 1987 to 1996, Mr. Gonyer held a broad range of management positions in commercial operations, alliance/partnership management, and regional sales at Eli Lilly & Company, a global pharmaceutical company. Mr. Gonyer serves as a member of the board of directors of Neurelis, Inc., a privately held neurological specialty pharmaceutical company, a position he has held since May 2010. Mr. Gonyer is a Registered Pharmacist and holds a B.Sc. in Pharmacy from Ferris State University School of Pharmacy.

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We selected Mr. Gonyer to serve on our board of directors because of his significant management experience, his extensive experience in the pharmaceutical industry and his substantial knowledge with respect to developing and marketing pharmaceutical products.

Douglas A. Schuling. Mr. Schuling became a member of our board of directors immediately prior to the listing of our Common Stock on The NASDAQ Capital Market in June 2014. From April 1999 through May 2011, when he retired, Mr. Schuling held the position of Executive Vice President and Chief Financial Officer for Genoptix, Inc., a publicly traded specialized laboratory service provider focused on delivering diagnostic services to hematologists and oncologists. Since May 2011, Mr. Schuling has acted as an independent consultant. From 1997 to March 1999, Mr. Schuling held the position of Chief Financial and Operating Officer for Point-of-Care Systems, a venture capital backed clinical information systems company. From 1985 to 1997, Mr. Schuling held various positions at Nellcor Puritan Bennett, a research, development and manufacturing company, specializing in medical equipment and supplies, most recently as Hospital Group Controller. Mr. Schuling received his B.S. degree in accounting from Drake University.

We selected Mr. Schuling to serve on our board of directors because of his extensive knowledge of the life sciences and biotechnology industries and his substantial financial and accounting background, having served as the chief financial officer of two other companies and controller of a third company.

Dr. Robin L. Smith. Dr. Robin Smith became a member of our board of directors immediately prior to the listing of our Common Stock on The NASDAQ Capital Market in June 2014. Dr. Smith was named Executive Chairman of NeoStem, Inc. on January 2, 2015. She served as the Chief Executive Officer and Chairman of the board of directors of NeoStem, Inc. from June 2, 2006 to January 2, 2015, after first joining the company as Chairman of its Advisory Board in September 2005. She currently serves on the board of trustees of the NYU Langone Medical Center and is past chairman of the board for the New York University Hospital for Joint Diseases where she headed up new development efforts and board member recruitment. Currently, Dr. Smith is the president and chairman of the board of The Stem for Life Foundation. She was also appointed to the board of directors, Science and Faith STOQ Foundation in Rome and the Capital Formation Committee of the Alliance for Regenerative Medicine. From 2003 to 2006, Dr. Smith was a consultant for multiple privately and publicly held companies. From 2000 to 2003, Dr. Smith served as President and Chief Executive Officer of IP2M, a multi-platform media company specializing in health care, which was sold to a publicly-traded company in February 2003. Previously, from 1998 to 2000, she was Executive Vice President and Chief Medical Officer for HealthHelp, Inc., a National Radiology Management company. Dr. Smith received her M.D. degree from Yale University in 1992 and was presented with the Janet M. Glasgow Memorial Achievement Citation awarded by the American Medical Women’s Association to women who graduate first in their class from medical school. She was also elected to Alpha Omega Alpha and chosen to be a Farr Scholar. She received her M.B.A. degree from the Wharton School of Business in the top 10% of her class in 1997.

We selected Dr. Smith to serve on our board of directors because of her expertise in business development and medicine, which includes her extensive and diversified experience serving in executive and board level capacities for various medical enterprises and health care-based entities. Dr. Smith has acted as a senior advisor to, and investor in, companies where she has played a significant role in restructuring and/or growth.

Board of Directors Leadership Structure

Mr. LeBow serves as the Chairman of our board of directors. Our board of directors does not have a lead independent director. Our board of directors has determined its leadership structure is appropriate and effective for us, given our stage of development.

Board Composition and Election of Directors

Our board of directors consists of five members: Messrs. LeBow, Riccitelli, Gonyer and Schuling and Dr. Smith. Our board of directors has undertaken a review of its composition and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Messrs. Gonyer and Schuling and Dr. Smith is “independent” under the applicable rules of the SEC and NASDAQ and that neither Messrs. LeBow nor Riccitelli is “independent” as defined under such rules. In making such determination, our board of directors considered the relationship that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Riccitelli is not an independent director under these rules because he is our President and Chief Executive Officer and Mr. LeBow is not an independent director under these rules because of the payments that have been made by us to LeBow Alpha and because of his control over LeBow Alpha, our largest stockholder.

Board Committees

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

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Audit Committee

The members of our Audit Committee are Mr. Gonyer, Mr. Schuling and Dr. Smith, each of whom has been determined by our board of directors to be independent under applicable NASDAQ and SEC rules and regulations. Mr. Schuling is the chair of the Audit Committee. Our Audit Committee’s responsibilities include, among others:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures;
•	overseeing our internal audit function; and
•	discussing our risk management policies.

The Audit Committee held two meetings in 2014, following our initial public offering.

Compensation Committee

The members of our Compensation Committee are Mr. Gonyer, Mr. Schuling and Dr. Smith, each of whom has been determined by our board of directors to be independent under current NASDAQ and SEC rules and regulations. Dr. Smith is the chair of the Compensation Committee. Our Compensation Committee’s responsibilities include, among others:

•	reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all other executive officers;

•	reviewing and approving and, when appropriate, recommending to the board of directors for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending for approval by the stockholders of the Company, the adoption, amendment or termination of such plans; and administering such plans;

•	reviewing and approving the executive compensation information included in the Company’s annual report on Form 10-K and proxy statement;

•	reviewing and approving or providing recommendations with respect to any employment agreements or severance arrangements or plans; and

•	reviewing director compensation and recommending any changes to the board of directors.

The Compensation Committee did not hold any separate meetings in 2014, following our initial public offering. All compensation-related matters were approved at the Board level.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Mr. Gonyer, Mr. Schuling and Dr. Smith, each of whom has been determined by our board of directors to be independent under current NASDAQ rules. Mr. Gonyer is the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include, among others:

•	identifying and recommending candidates to fill vacancies on the board of directors and for election by the stockholders;

•	recommending committee and chairperson assignments for directors to the board of directors;

•	developing, subject to the board of directors’ approval, a process for an annual evaluation of the board of directors and its committees and to oversee the conduct of this annual evaluation;

•	overseeing the Company’s corporate governance practices, including reviewing and recommending to the board of directors for approval any changes to the documents and policies in the Company’s corporate governance framework, including its certificate of incorporation and bylaws; and

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•	monitoring compliance with the Company’s Code of Business Conduct and Ethics, investigating alleged breaches or violations thereof and enforcing its provisions.

The Nominating and Corporate Governance Committee did not hold any separate meetings in 2014, following our initial public offering. All governance matters were approved at the Board level.

Director Nominations

Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to the Board must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, preferred candidates will currently hold, or have recently held, an established executive level position and have extensive experience in business, finance, law, science, research, or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior Board contributions and performance as well as the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of the Company’s business. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and the Board periodically review the Board’s membership in light of the Company’s business and strategic objectives, consider whether the directors possess the requisite skills, experience and perspectives to oversee the Company in achieving those goals, and may seek additional directors from time to time as a result of its considerations.

Meetings and Attendance During 2014

The Board held three meetings in 2014. Each director who served as a director during 2014 participated in 75% or more of the meetings of the Board and of the committees on which he or she served during the year ended December 31, 2014 (during the period that such director served). We have encouraged all of our Board members to attend the Annual Meeting of Stockholders. At each regular meeting of the Board, the independent directors meet in private without members of management.

Risk Oversight

Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers (including our principal executive, financial and accounting officers), and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of business conduct and ethics and the written charter for the audit committee is available on our website. The information that appears on our website is not part of, and is not incorporated into, this report.

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None of our directors or executive officers, nor any associate of such individual, is involved in a legal proceeding adverse to us or any of our subsidiaries.

The Code of Business Conduct and Ethics is available on our website at http://www.signalgenetics.com. Stockholders may request a free copy of our Code of Business Conduct and Ethics from:

Signal Genetics, Inc.

Attention: Investor Relations

5740 Fleet Street

Carlsbad, California 92008

(760) 537-4100

If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver.

Communications with the Board

The Board has implemented a process by which the Company’s stockholders can communicate directly with independent directors of the Board. The Company’s stockholders who want to communicate with the Board or any individual director may write to:

Corporate Secretary

Signal Genetics, Inc.

5740 Fleet Street

Carlsbad, California 92008

- or -

http://investors.signalgenetics.com/contactboard.cfm

The letter should include a statement indicating that the sender is a stockholder of the Company. The Company’s Corporate Secretary will review all stockholder letters to the Board and depending on the subject matter will:

•	Promptly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

The Corporate Secretary or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

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Executive Officers

Our Executive Officers as of the date of this proxy statement are as follows:

Executive Officers	Age	Position(s) Held
Samuel D. Riccitelli	56	President, Chief Executive Officer and Director
Tamara A. Seymour	56	Chief Financial Officer

Set forth below is a summary of the business experience of our Chief Financial Officer, Tamara A. Seymour. Our Chief Executive Officer’s biography has been provided above.

Tamara A. Seymour. Ms. Seymour has served as our Chief Financial Officer since August 4, 2014. Prior to joining the Company, Ms. Seymour served as Chief Financial Officer of HemaQuest Pharmaceuticals, Inc., a biotechnology company, beginning in November 2010. From July 2009 through November 2010, Ms. Seymour served as a financial consultant for various life sciences companies. From 2001 to 2009, Ms. Seymour served as Chief Financial Officer and Secretary for Favrille, Inc. (now MMRGlobal, Inc.), a publicly traded biotechnology company focused on developing immunotherapies for hematological malignancies. While at Favrille, she was responsible for various private and public equity and debt financings, including the initial public offering. From 1991 to 2001, Ms. Seymour served as consulting chief financial officer for a number of biotechnology companies. From 1988 through 1991, Ms. Seymour was Director of Finance and Controller with Agouron Pharmaceuticals, Inc. From 1980 through 1988, she worked with Deloitte & Touche LLP and PricewaterhouseCoopers LLP in various positions including audit manager from 1985 – 1988. Ms. Seymour is a Certified Public Accountant. Ms. Seymour received an M.B.A. with an emphasis in Finance from Georgia State University and a bachelor’s degree in Business Administration with an emphasis in Accounting from Valdosta State University.

Officers serve at the discretion of the Board. There is no family relationship between any of the executive officers or between any of the executive officers and the Company’s directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

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Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2012 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the last two recent fiscal years and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this report entitled “Management — Non-Employee Director Compensation” and “Management — Executive Compensation.”

Secured Demand Promissory Note

We and our subsidiaries, as borrowers, entered into a Secured Demand Promissory Note (the “Original Promissory Note”), in the amount of $20,000,000 with LeBow Alpha, as lender, dated November 3, 2011. Any unpaid principal under the Original Promissory Note bore interest at a rate of 8% per annum, compounded quarterly. In addition, interest was payable on any overdue installment of principal for the period overdue, on demand, at a rate equal to 11% per annum, compounded quarterly as of the last day of each calendar quarter. The Chairman of our board of directors, Bennett LeBow, is the sole member and manager of LeBow Holdings LLC, the general partner of LeBow Alpha, our principal stockholder, and has sole voting and dispositive power over this entity.

The Original Promissory Note was amended from time to time to increase the principal amount of the borrowings thereunder and to include additional amounts owed to other LeBow-controlled entities as lenders, namely LeBow Gamma Limited Partnership (“LeBow Gamma”), and BSL Capital, Inc. (collectively, the “LeBow Entities”), from whom we have also borrowed money, from time to time.

On December 31, 2013, we entered into an Amended and Restated Secured Demand Promissory Note (the “New Promissory Note”), in the amount of $25,000,000 with LeBow Alpha to include all of the principal and interest then owed to LeBow Alpha and the other LeBow-controlled entities under the Original Promissory Note, as amended from time to time and to include certain loans that were made to the Company through December of 2013 by LeBow Alpha, LeBow Gamma and BSL Capital, Inc. Unpaid principal under the New Promissory Note bore interest at a rate of 8% per annum, compounded quarterly. In addition, interest was payable on any overdue installment of principal for the period overdue, on demand, at a rate equal to 11% per annum, compounded quarterly as of the last day of each calendar quarter.

The New Promissory Note (like the Old Promissory Note) contained customary representations and warranties and events of default, and includes a cross-default provision to any loan documents, as such term was defined in the Promissory Note, and included a Security Agreement (defined below).

At the time of our initial public offering in June 2014, $28,326,287 in principal and interest was outstanding under the New Promissory Note. In connection with our initial public offering and pursuant to the Exchange Agreement, on June 17, 2014, $27,326,287 was converted into 2,732,629 Class C units of Signal Genetics LLC (2,032,629 of which were issued to LeBow Alpha and 700,000 of which were issued to unaffiliated trusts). We refer to this conversion as the Debt Conversion. These Class C units were then converted into an aggregate of 2,732,629 shares of Common Stock of Signal Genetics, Inc. in the Corporate Conversion which preceded our initial public offering.

From January 1, 2011 until the New Promissory Note was converted in the Debt Conversion, the largest aggregate amount of principal outstanding under the note was $24,433,380, $17,433,380 of which was owed to certain entities controlled by Mr. LeBow. From January 1, 2011 to our initial public offering, we repaid approximately $9,279,000 in principal and $1,182,000 in interest under the Original Promissory Note and the New Promissory Note.

An additional $1,000,000 was advanced to us by Mr. LeBow prior to our initial public offering to pay for certain offering expenses. Following the offering, this amount, along with an additional $45,000, which was advanced to pay for certain additional offering expenses, was reclassified as amounts due to related party on our consolidated balance sheet. This aggregate amount was non-interest bearing and due on demand.

Subsequent to December 31, 2014, on March 6, 2015, the amounts due to related party were converted into an unsecured note payable – related party bearing interest at 8% per annum and due on demand on or after June 30, 2015. The principal amount of the note, $1.1 million, was increased over the amounts due to related party prior to its issuance to provide the equivalent of 8% per annum interest for the period of time the amounts due to related party were held as a payable in exchange for a provision that the related party would not call the note prior to June 30, 2015.

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Guaranty and Security Agreement

Signal Genetics LLC and our subsidiaries (which includes Myeloma Health LLC, Respira Health LLC, CC Health LLC and any future subsidiaries of the Company), as borrowers, entered into a Guaranty and Security Agreement with LeBow Alpha, as lender and the Grantors party thereto, dated November 3, 2011 (the “Guaranty and Security Agreement”), pursuant to which each borrower agreed to guaranty the obligations of each of the other borrowers under the Promissory Note and to grant, in favor of the lender, a security interest in the collateral (as defined in the Guaranty and Security Agreement) and to pledge in favor of the lender, the issued and outstanding equity of all classes, or pledged collateral, of each borrower as set forth in a schedule to the Guaranty and Security Agreement. This agreement contained customary representations and warrants and covenants, and standard events of default, including that a default under such agreement would constitute a default under the Promissory Note. This agreement was terminated in connection with the Debt Conversion.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2014 and 2013)

The following table sets forth the information as to compensation paid to or earned by our President and Chief Executive Officer and our only other executive officer during the fiscal years noted below whose total compensation exceeded $100,000. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary	Bonus		Stock Award(s) (1)		Option Award(s)	All Other Compensation	Total
Samuel D. Riccitelli	2014	$450,000	$90,000	(2)	$7,455,110		$-	$24,164	$8,019,274
Chief Executive Officer	2013	$450,000	$-		$—	(3)	$-	$114,947	$564,947
and President
Tamara A. Seymour (4)	2014	$144,712	$43,414		$468,280		$-	$1,398	$657,804
Chief Financial Officer

___________________

(1)	Represents the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. See “Outstanding Equity Awards at Fiscal Year End – 2014” for information regarding the vesting provisions of the stock awards granted to each of the named executive officers in 2014.

(2)	Discretionary bonus granted in March 2015, not made pursuant to any contractual arrangement.

(3)	Mr. Riccitelli was granted 22,725 incentive units pursuant to his employment agreement. These incentive units were forfeited by Mr. Riccitelli in connection with our Corporate Conversion.

(4)	Ms. Seymour has served as Chief Financial Officer since August 4, 2014.

Riccitelli Employment Agreement

We entered into an amended and restated employment agreement (the “CEO Agreement”), with Samuel D. Riccitelli, on June 17, 2014 (the effective date of the CEO Agreement) in connection with our initial public offering. The CEO Agreement was subsequently amended on July 23, 2014, to bring the agreement into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and interpretive guidance issued thereunder. The CEO Agreement prohibits Mr. Riccitelli from engaging in any competitive activity, as described in the CEO Agreement, during his employment with us and for a period of one year following termination of his employment for any reason.

The CEO Agreement continues in effect until October 31, 2015, and automatically renews for additional one-year terms on each anniversary of the effective date of the CEO Agreement after October 31, 2015. The CEO Agreement provides for, among other things, an annual base salary of $450,000, payable on a semi-monthly basis. It also provides that Mr. Riccitelli will be reimbursed for all reasonable business expenses, including travel and entertainment expenses incurred in the performance of his duties. During the term of his employment, Mr. Riccitelli is entitled to participate in any annual performance-based incentive compensation programs and any long-term incentive compensation programs that are established by the Company, on the terms established from time to time by the Compensation Committee or the board of directors of the Company. Mr. Riccitelli is also entitled to four weeks of paid vacation time and is eligible to receive the same employee benefits as are provided by the Company to other executive employees.

The CEO Agreement also provides for certain post-termination benefits. See “Payments Due Upon Termination of Employment or a Change in Control — Riccitelli Employment Agreement” below for more information.

Seymour Employment Agreement

We entered into an employment agreement (the “CFO Agreement”), with Tamara A. Seymour, on August 4, 2014 (the effective date of the CFO Agreement). The CFO Agreement prohibits Ms. Seymour from engaging in any competitive activity, as described in the CFO Agreement, during her employment with us.

The CFO Agreement continues in effect until the one year anniversary of the effective date of the CFO Agreement, and automatically renews for additional one-year terms on each anniversary of such effective date. The CFO Agreement provides for, among other things, an annual base salary of $350,000, payable on a semi-monthly basis. It also provides that Ms. Seymour will be reimbursed for all reasonable business expenses, including travel and entertainment expenses incurred in the performance of her duties. The CFO Agreement also provides that at the end of each fiscal year of the Company, in addition to Ms. Seymour’s base salary then in effect, she will be eligible to receive a bonus payment of up to 30% of her base salary then in effect, which bonus payment will be awarded in the sole discretion of the Compensation Committee based upon performance goals established by the Compensation Committee during the first ninety (90) days of each fiscal year, which goals shall be set after consultation with the Chief Executive Officer. Pursuant to the terms of the CFO Agreement, Ms. Seymour received an initial restricted stock unit award for 92,000 shares as of the Effective Date. Ms. Seymour is also entitled to four weeks of paid vacation time and is eligible to receive the same employee benefits as are provided by the Company to other executive employees.

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The CFO Agreement also provides for certain post-termination benefits. See “Payments Due Upon Termination of Employment or a Change in Control” below for more information.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2014.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Samuel D. Riccitelli	497,008	(1)	1,262,380	-	-
Tamara A Seymour	92,000	(2)	233,680	-	-

______________

(1)	The shares underlying this award vest as follows: (1) 124,252 shares vest on January 1, 2015; (2) 124,252 shares vest on June 17, 2015; (3) 124,252 shares vest on December 17, 2015; and (4) 124,252 shares vest on June 17, 2016. The remaining 248,503 shares underlying this June 17, 2014 award previously vested on June 17, 2014. Payment of the 248,503 vested shares will be made on a date in 2015 to be determined by the Company. Payment of the remaining shares that vest in 2015 and 2016 will be made on or after each respective vesting date, as determined by the Company, in a manner intended to comply with the terms of the award agreement and applicable law.

(2)	23,000 shares vest on August 4th in each of 2015, 2016, 2017 and 2018.

Payments Due Upon Termination of Employment or a Change in Control

Employment Agreements

Mr. Riccitelli’s CEO Agreement and Ms. Seymour’s CFO Agreement entitle each of them (each referred to herein as the “Executive”) to receive certain payments upon the termination of such person’s employment under certain circumstance as described below.

•	Termination for Cause — In the event Executive’s employment is terminated for “Cause,” Executive’s sole remedy will be to collect all unpaid base salary, all accrued personal time off and all unreimbursed expenses payable for all periods through the effective date of termination, as well as any amount arising from his participation in, or benefits under, any employee benefit plan, program or arrangement, payable in accordance with the terms of such plan, program or arrangement.

“Cause” means (1) expiration of the term of the CEO Agreement or CFO Agreement (as applicable), (2) a material breach by Executive of his or her fiduciary duty to the Company that results in material harm to the Company; (3) a material breach by Executive of the terms of the CEO Agreement or CFO Agreement (as applicable) or any other agreement between Executive and the Company, which remains uncured for a period of 30 days following the receipt of written notice specifying the nature of the breach; (4) the willful commission by Executive of any act of embezzlement, fraud, larceny or theft on or from the Company; (5) substantial and continuing willful neglect or inattention by Executive of the duties of such person’s employment, refusal to perform the lawful and reasonable directions of the board of directors or the willful misconduct or gross negligence of Executive in connection with the performance of such duties which remain uncured for a period of 30 days following the receipt of written notice specifying the nature of the breach; (6) the willful commission by Executive of any crime involving moral turpitude or a felony; and (7) Executive’s performance or omission of any act which, in the judgment of the board of directors, if known to the customers, clients, stockholders or any regulators of the Company, would have a material adverse impact on the business of the Company.

•	Termination Without Cause — In the event Mr. Riccitelli’s employment is terminated without “Cause,” he will be entitled to receive all unpaid base salary, accrued annual bonus or incentive compensation (including any unpaid, accrued annual bonus or incentive compensation from the immediately preceding year), accrued personal time off, and all unreimbursed expenses payable for all periods through the effective date of termination (with such amounts to be paid on the date of termination).

In addition, Mr. Riccitelli will be entitled to receive a severance payment, calculated as follows:

—	should the termination occur on or prior to June 23, 2015, Mr. Riccitelli will be entitled to continue to receive his then-current base salary for a period of six months; and

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—	should the termination occur after June 23, 2015, Mr. Riccitelli will be entitled to continue to receive his then-current base salary for a period of twelve months.

In the event Ms. Seymour’s employment is terminated without Cause, Ms. Seymour will be entitled to receive a severance payment calculated as follows:

—	should the termination occur during the initial one-year term of the CFO Agreement, Ms. Seymour will be entitled to continue to receive her then-current base salary for the greater of the number of months remaining in the initial one-year term or six months; and

—	should the termination occur anytime during the employment period after the initial one-year term, Ms. Seymour will be entitled to continue to receive her then-current base salary for twelve months.

Neither Executive will be required to mitigate the amount of any severance payments received by seeking other employment during the term of the severance period. However, should the Executive obtain other employment during the term of the severance period, the Company will pay such person, for the remaining length of the severance period, only the difference between such person’s new salary and base salary (as in effect at the time of termination), if the new salary is less than such person’s base salary (i.e., the Company will not be obligated to make any severance payments to Executive if such person’s new salary is greater than such person’s applicable base salary). The severance payment (less all applicable withholdings) will be paid in equal monthly installments over the applicable period immediately following the termination of Executive’s employment. The Company will also reimburse Executive for premiums for COBRA coverage for Executive (and to the extent he or she has family coverage, his family), provided that Executive elects such coverage, during the applicable period when such person is receiving severance payments, until such time as Executive obtains other employment and is entitled to comparable health coverage from such employer.

•	Termination After Disability or Death — In the event that Executive’s employment is terminated due to disability (as described in the CEO Agreement or CFO Agreement (as applicable)) or on account of such person’s death, then Executive (or such person’s estate or personal representative, as applicable) will be entitled to receive all unpaid base salary, accrued annual bonus or incentive compensation (including any unpaid, accrued annual bonus or incentive compensation from the immediately preceding year), accrued personal time off, and all unreimbursed expenses payable for all periods through the effective date of termination. In the case of disability only, Executive will be entitled to receive, in addition to the amounts specified above, for a period of six months, a series of monthly payments equal to such person’s then-current monthly base salary payments such person received during his or her employment if and only if Executive does not receive any payments as a result of the short-term and long-term disability insurance benefits that the Company obtains on such person’s behalf pursuant to the CEO Agreement or CFO Agreement (as applicable), which payments will be paid in equal installments over the applicable period. If Executive is provided with such insurance payments, then such person will only be entitled to receive the difference between the insurance payments and such person’s base salary, if the payments are less than such person’s base salary.

•	Termination by Executive for Good Reason — In the event that Executive’s employment is terminated by such person for “Good Reason,” then Executive will be entitled to receive all unpaid base salary, accrued annual bonus or incentive compensation (including any such unpaid, accrued compensation from the immediately preceding year), accrued personal time off and all unreimbursed expenses payable for all periods through the effective date of such person’s termination. In addition, Executive will be entitled to receive the same severance payment such person would be entitled to receive if his or her employment were terminated by the Company without Cause

“Good Reason” means (1) the Company has materially breached the CEO Agreement or CFO Agreement (as applicable) and the Company has failed to cure or remedy such breach after 30-days written notice from Executive (provided that Executive must resign within 30 days after expiration of the 30-day period following written notice without cure or remedy by the Company), (2) there has occurred any material and substantial diminution or reduction in duties, base salary, title, health care coverage (but only if such diminution is disproportionate to a diminution in health care coverage applicable to other employees of the Company), authority or responsibilities of Executive, whether is scope or nature, and the Company has failed to cure or remedy such breach after 30-days written notice from Executive; or (3) the Company has required that Executive perform any act or refrain from performing any act that would be in violation of applicable law.

•	Termination by Executive without Good Reason — In the event Executive terminates his or her employment without Good Reason, such person will only be entitled to receive all unpaid base salary, all accrued personal time off and all unreimbursed expenses payable for all periods through the effective date of termination and Executive will not be entitled to any compensation or other amounts from the Company following the effective date of termination.

Director Compensation

Prior to our Corporate Conversion and our initial public offering, we did not pay compensation to our managers for their service on our board of managers. In connection with our initial public offering, our board of directors adopted the following compensation arrangement for our non-employee independent directors.

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Annual Compensation

•	Board retainer/meeting fees — $25,000 plus $1,000 per meeting

•	Audit Committee Member Meeting Fees — $500 per meeting

•	Audit Committee Chairman Retainer — $10,000

•	Compensation Committee Member Meetings Fees — $500 per meeting

•	Compensation Committee Chairman Retainer — $5,000

•	Nominating and Corporate Governance Committee Member Meeting Fees — $500 per meeting

•	Nominating and Corporate Governance Committee Chairman Retainer — $5,000

Equity Awards granted upon appointment to the Board of Directors

•	Restricted Stock Unit Award — 5,500 shares

•	Stock Option Award — 6,000 shares

2014 Director Compensation

The table below sets forth the compensation of our non-employee directors for fiscal year 2014.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
David A. Gonyer, R. Ph.	20,155	30,800	20,845	71,800
Douglas A. Schuling	22,847	30,800	20,845	74,492
Robin L. Smith, M.D.	20,155	30,800	20,845	71,800

________________

(1)	Mr. Riccitelli, our President and Chief Executive Officer, is also a director on our board of directors. Mr. Riccitelli’s compensation for serving as our President and Chief Executive Officer is reported in the Summary Compensation Table and other compensation tables set forth under “Executive Compensation.” Mr. Riccitelli does not receive any additional compensation for his service on our Board. Mr. LeBow, the Chairman of our board of directors, does not receive any compensation for his service.

(2)	Each of the non-employee directors was granted a restricted stock unit award for 5,500 shares of Common Stock on July 17, 2014. Each restricted stock unit represents a contingent right to receive the economic equivalent of one share of Common Stock, payable in shares of Common Stock, cash or some combination of both, as determined by the Company. The Company currently intends to settle all awards with shares of Common Stock, except for cash that may be paid to the award holder in exchange for a portion of the shares to satisfy tax withholding requirements, which shall not exceed the award holder’s minimum statutory tax withholding obligation. The restricted stock units will become payable in four equal annual installments beginning on July 17, 2015. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures).

(3)	Each of the non-employee directors was granted a stock option to purchase 6,000 shares of Common Stock on July 17, 2014. The stock options vest in four equal annual installments beginning on July 17, 2015. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures).

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Equity Compensation Plan Information

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2014, we had one equity compensation plan in place under which shares of our Common Stock were authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by stockholders	1,092,093	(1)	$4.53	(2)	153,306
Equity compensation plans not approved by stockholders	-		$-		-
Total	1,092,093		$4.53		153,306

_________________

(1)	Total includes options to purchase 152,000 shares of Common Stock and 940,093 shares of Common Stock that may be issued under outstanding restricted stock units.

(2)	The weighted-average exercise price does not take into account the restricted stock units.

A description of our equity compensation plan is described above under “Executive Compensation—2014 Stock Incentive Plan.”

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Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2014. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has identified Douglas A. Schuling as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has sole authority to retain, oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to independently monitor and review these processes. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. The Audit Committee members must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee held two meetings during the year ended December 31, 2014. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the Company’s independent registered public accounting firm. The Audit Committee discussed with the Company’s independent registered public accounting firm, with and without management present, the results of their examinations and their evaluations of the Company’s financial statements.

In fulfilling the Committee’s oversight responsibilities, Committee members have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014, with Signal’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and all matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Signal and the quality control procedures established by the independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

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Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC, and selected BDO USA, LLP, as the Company’s independent registered public accounting firm for fiscal year 2015.

AUDIT COMMITTEE:

Douglas A. Schuling, Chair

David A. Gonyer, R. Ph.

Dr. Robin L. Smith

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted “FOR” the election as directors of the five persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

Nominees for the Board of Directors

The Board has nominated directors Bennett S. LeBow, Samuel D. Riccitelli, David A. Gonyer, R. Ph., Douglas A. Schuling and Robin L. Smith, M.D. for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies is provided in “Board of Directors and Corporate Governance”.

Except for Messrs. LeBow and Riccitelli, the Board has determined that each director qualifies as an “independent” director under the applicable Nasdaq Marketplace Rules. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

The five nominees for director who receive the highest number of votes “FOR” election by holders of our Common Stock who are entitled to vote at the Annual Meeting on the election of a director will be elected as directors, provided that a quorum is present. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” each of the director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MESSRS. LEBOW, RICCITELLI, GONYER AND SCHULING AND DR. SMITH.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Overview

BDO USA, LLP, currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s accounts for fiscal year 2014. The Audit Committee has selected BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and the Board is asking stockholders to ratify that selection. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of BDO USA, LLP, for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the selection of BDO USA, LLP, the Audit Committee and the Board will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Company expects that representatives of BDO USA, LLP, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting is required to approve the ratification of the selection of BDO USA, LLP, as the Company’s independent registered public accounting firm for the current fiscal year. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF BDO USA, LLP, AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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PROPOSAL 3

APPROVAL OF THE FIRST AMENDMENT TO THE 2014 STOCK INCENTIVE PLAN

Prior to our initial public offering, the Board and our stockholders approved the 2014 Stock Incentive Plan (the “2014 Plan”). On March 25, 2015, our Board approved an amendment to the 2014 Plan (the “2014 Plan Amendment”) which, if approved, will increase the number of shares of our Common Stock reserved for issuance by 854,601 shares (the “Additional Shares”) from 1,245,399 shares to 2,100,000 shares. The 2014 Plan Amendment also provides for an annual increase (the “Automatic Increase Shares”) to the total number of shares available for issuance under the 2014 Plan, as amended, on the first day of each calendar year, beginning with January 1, 2016 and ending with the last January 1 during the initial ten-year term of the plan, equal to the lesser of (A) four percent (4%) of the shares of Common Stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of Common Stock as determined by the Board. A copy of the 2014 Plan Amendment is included as Annex A to this Proxy Statement. No other amendments were made to the 2014 Plan.

Why We Are Seeking an Increase in Shares Available For Issuance Under the 2014 Plan

Since the 2014 Plan’s adoption, the Company has granted most of the shares initially authorized under the 2014 Plan in the course of making initial grants to new employees. As of May 15, 2015, 180,000 shares of our Common Stock were reserved for outstanding stock option grants issued under the 2014 Plan (all of which are unvested), 526,930 shares of our Common Stock were reserved for the issuance upon vesting of restricted stock unit awards, 4,018 shares were reserved for issuance of vested restricted stock unit awards, and 255,603 shares of Common Stock were available for future awards to be issued under the 2014 Plan, which our Board has determined to be insufficient based on the Company’s growth.

Because grants under the 2014 Plan are within the discretion of the Compensation Committee (which is the 2014 Plan’s administrator as designed by our Board) at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In setting the number of shares of Common Stock proposed to be added to the 2014 Plan, our Board considered both the total number of shares outstanding under existing grants and the total number of shares available for new awards under the 2014 Plan. The 710,948 shares subject to outstanding awards and the 255,603 shares available for future awards represent dilution to our outstanding shares of approximately 12.5%. Issuance of the Additional Shares would result in further dilution to our outstanding shares of approximately 11.0%, to a total of 23.5%. Future issuance of Automatic Increase Shares may further dilute our outstanding shares, but it is not possible to estimate the extent of such dilution because the Automatic Increase Shares (if any) are subject to future events and discretion of the Board.

Equity awards have been and will continue to be an integral component of our overall compensation program for all of our employees and directors. The increase in shares available for issuance under our 2014 Plan is vital for us to be able to continue to offer competitive equity compensation packages to attract and retain key employees. These objectives are key to our success in the coming years, as we continue to grow. If our stockholders do not approve this proposal, we will lack a sufficient share reserve under the 2014 Plan to make the grants of equity compensation that we will need to attract and retain a strong management team.

Equity-based compensation is critical to create a sense of ownership in our management team, and it is an expected part of a compensation package for key employees who are joining a company in its growth phase. Equity awards incentivize our management by permitting them to share in the value that they create for our stockholders. By granting equity awards, we are able to attract and retain talent while we conserve our cash resources.

Performance-Based Compensation Under Section 162(m)

Section 162(m) of the Code disallows a deduction to any publicly held corporation for certain compensation to “covered employees” to the extent that the compensation exceeds $1 million. However, if compensation qualifies as “performance-based compensation” under Section 162(m), it is not subject to the deduction limitation. This deduction limitation will not apply to grants made under the 2014 Plan until the earlier of (i) the material modification of the 2014 Plan, or (ii) our 2018 annual meeting of stockholders (the “Reliance Period”). The 2014 Plan Amendment, if approved, represents the first material modification to the 2014 Plan, such that the Company will be subject to Section 162(m) on a going forward basis. The Board believes that it is important to preserve our tax deduction for any award that qualifies as “performance-based compensation” beyond the Reliance Period. However, in certain circumstances the Compensation Committee or the Board may elect to grant compensation to “covered employees” that it does not intend to qualify as “performance-based compensation” under Section 162(m), and we cannot guarantee that compensation that is intended to qualify as “performance-based compensation” under Section 162(m) will ultimately be deductible.

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Description of the 2014 Plan

The 2014 Plan as proposed to be amended by the 2014 Plan Amendment is otherwise unchanged from the plan as approved by the stockholders prior to our initial public offering, except for the increase in the total authorized shares thereunder. A description of the 2014 Plan, as amended by the 2014 Plan Amendment, is included below. This is not a complete statement of the 2014 Plan. The full text of the 2014 Plan was annexed as Exhibit 10.1 to our Quarterly Report on Form 10-Q, filed on August 14, 2014 with the SEC, which is available at the SEC’s website located at www.sec.gov. The 2014 Plan Amendment is annexed as Appendix A to this Proxy Statement, a copy of which is also available at the SEC’s website. If approved by our stockholders, the 2014 Plan Amendment will be effective on the date of the Annual Meeting, June 18, 2015.

Purpose. We believe that the 2014 Plan promotes our long-term growth and profitability by (1) providing key people with incentives to improve stockholder value and to contribute to our growth and financial success through their future services, and (2) enabling us to attract, retain, and reward the best-available personnel.

Eligibility. Selected employees, officers, directors, and other individuals providing bona fide services to us or any of our affiliates, are eligible for awards under the 2014 Plan. The plan administrator may also grant awards to individuals in connection with hiring, retention, or otherwise before the date the individual first performs services for the Company or an affiliate. However, those awards will not become vested or exercisable before the date the individual first performs those services for us.

Shares subject to the plan. The number of shares of Common Stock that we may issue pursuant to awards under the 2014 Plan is currently 1,245,399; provided, however, that no more than 1,000,000 shares of Common Stock may be issued in the form of full-value awards, and no more than 600,000 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under section 422 of the Internal Revenue Code. The maximum number of shares of Common Stock subject to awards of any combination that may be granted under the 2014 Plan during any fiscal year to any one individual is limited to 750,000.

The 2014 Plan Amendment would increase the total number of shares of Common Stock available for issuance under the 2014 Plan to 2,100,000, with no more than 1,680,000 shares of Common Stock authorized for issuance in the form of full-value awards, and no more than 1,000,000 shares of Common Stock available for issuance pursuant to incentive stock options intended to qualify under section 422 of the Internal Revenue Code. The maximum number of shares of Common Stock subject to awards of any combination that may be granted under the 2014 Plan, as amended by the 2014 Plan Amendment, during any fiscal year to any one individual remains limited to 750,000.

These limits will be appropriately adjusted to reflect any stock dividends, split ups, recapitalizations, mergers, consolidations, share exchanges, and similar transactions. If any award, or portion of an award, under the 2014 Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares are repurchased by or surrendered to us in connection with any award, or if any shares are withheld by us, the shares subject to such award and the repurchased, surrendered and withheld shares will thereafter be available for further awards under the 2014 Plan other than incentive stock options.

Administration. The 2014 Plan is administered by our Board or by a committee or committees as the Board may appoint from time to time. The plan administrator has the full authority and discretion to administer the 2014 Plan and to take any action that is necessary or advisable in connection with the administration of the plan, including without limitation the authority and discretion to interpret and administer the plan and any instrument or agreement relating to the plan or any award made thereunder. The plan administrator’s determinations will be final and conclusive.

Types of awards. The 2014 Plan provides for grants of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing. Future benefits or amounts that will be allocated to any participant or group of participants are indeterminable at this time because participation and the types of awards (including options) available under the plan are subject to the discretion of the plan administrator.

Stock options. The 2014 Plan allows the plan administrator to grant incentive stock options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified stock options. Only our employees or employees of our subsidiaries or any parent corporation may receive incentive stock option awards. Options must have an exercise price at least equal to the fair market value of the underlying shares (110% of the fair market value for incentive stock options if the grantee is a 10% holder within the meaning of Code section 422) on the date of grant. The option holder may pay the exercise price in cash or by check, by tendering shares of Common Stock, by a combination of cash and shares, or by any other means that the plan administrator approves. Generally, options granted under the 2014 Plan will have a maximum 10 year term (five year term in the case of incentive stock options granted to a 10% holder); however, the options will expire earlier if the option holder’s service relationship with us terminates.

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Stock appreciation rights. The 2014 Plan allows the plan administrator to grant awards of stock appreciation rights, which entitle the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement (which may not be less than the fair market value of our Common Stock on the date of grant), multiplied by the number of shares specified in the award being exercised.

Stock awards. The 2014 Plan allows the plan administrator to grant stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or minimum consideration as may be required by law. A stock award may be denominated in Common Stock or other securities, stock-equivalent units or restricted stock units, securities or debentures convertible into Common Stock, or any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the plan administrator.

Performance awards. The 2014 Plan allows the plan administrator to grant performance awards which become payable in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, on account of attainment of one or more performance goals established by the plan administrator. The plan administrator may establish performance goals relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a Company-wide basis, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies:

•	Earnings or profitability metrics: including, but not limited to, earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; expense levels or ratios; in each case adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments, early extinguishment of debt, equity incentive compensation expense, changes in generally accepted accounting principles or critical accounting policies, or other extraordinary or non-recurring items, as specified by the plan administrator when establishing the performance goals;

•	Return metrics: including, but not limited to, return on investment, assets, equity or capital (total or invested);

•	Cash flow metrics: including, but not limited to, operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

•	Liquidity metrics: including, but not limited to, capital raising; debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; total or net debt; other similar measures approved by the plan administrator; and

•	Stock Price and Equity Metrics: including, but not limited to, return on stockholders’ equity; total stockholder return; revenue (gross, operating or net); revenues from sales; revenues from search model; revenue growth; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); price-to-earnings ratio; and

•	Strategic Metrics: including, but not limited to, number of users, site traffic, conversion ratios, product research and development; regulatory filings or approvals; patent application or issuance; manufacturing or process development; sales or net sales; geographic coverage; market share; market penetration; inventory control; growth in assets; key hires; business expansion; acquisitions, divestitures, affiliate agreements, collaborations, licensing or joint ventures; financing; resolution of significant litigation; legal compliance or risk reduction.

The plan administrator is authorized to make adjustments in the method of calculating attainment of performance measures and performance targets in recognition of: (1) extraordinary or non-recurring items; (2) changes in tax laws; (3) changes in generally accepted accounting principles or changes in accounting policies; (4) charges related to restructured or discontinued operations; (5) restatement of prior period financial results; and (6) any other unusual, non-recurring gain or loss that is separately identified and quantified in our financial statements; provided that the plan administrator’s decision as to whether such adjustments will be made with respect to any covered employee, within the meaning of section 162(m) of the Internal Revenue Code, is determined when the performance targets are established for the applicable performance period. Notwithstanding the foregoing, the plan administrator may, at its sole discretion, modify the performance results upon which awards are based under the 2014 Plan to offset any unintended results arising from events not anticipated when the performance measures and performance targets were established; provided, that such modifications may be made with respect to an award granted to any covered employee, only to the extent permitted by Section 162(m) of the Internal Revenue Code if the award was intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

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Change in control.  In the event of any transaction resulting in a “change in control” (as defined in the 2014 Plan) of the Company, outstanding stock options and other awards that are payable in or convertible into our Common Stock will terminate upon the effective time of the change in control unless provision is made in connection with the transaction for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent. In the event of such termination the holders of stock options and other awards under the 2014 Plan will be permitted immediately before the change in control to exercise or convert all portions of awards that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the change in control. In the event that a change in control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, a pro rata portion of such award will become payable (or a pro rata portion of the lapse restrictions will lapse, as applicable) as of the date of the change in control to the extent otherwise earned on the basis of achievement of the pro rata portion of the performance goals and performance targets relating to the portion of the performance period completed as of the date of the change in control.

Amendment and termination.  The 2014 Plan became effective on June 17, 2014. The 2014 Plan Amendment, if approved, will be effective on June 18, 2015. No award will be granted under the 2014 Plan after the close of business on the day before the tenth anniversary of the effective date of the plan. Our Board may terminate, amend or modify the 2014 Plan, or any portion thereof, at any time. Stockholder approval will be required to reprice any options or SARs under the 2014 Plan.

U.S. Federal Income Tax Considerations

The following is a general summary of the U.S. federal income tax treatment of stock options and other awards that are authorized for issuance under the 2014 Plan, based upon the provisions of the Internal Revenue Code as of the date of this report. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. Participants must consult their tax advisors with respect to any state, local, and non-U.S. tax considerations or particular federal tax implications of awards granted to them under the 2014 Plan.

Treatment of Options.  The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2014 Plan.

Generally, upon exercise of a nonstatutory (or non-qualified) stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company generally is entitled to a corresponding income tax deduction at that time. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years after the date of grant or within one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee (and no deduction to the Company) at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one-year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (1) the fair market value of the stock on the date of exercise minus the exercise price or (2) the amount realized on disposition minus the exercise price. The Company generally is entitled to a corresponding income tax deduction upon disqualifying disposition. The remainder of the gain will be treated as long-term capital gain or short-term capital gain, depending upon the recipient’s holding period. If an optionee makes a disqualifying disposition, he or she will be obligated to notify us.

In general, if an optionee, in exercising an incentive stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years after the date of grant or within one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

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As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right. Upon exercise of a stock appreciation right, the holder will recognize ordinary income equal to the fair market value of our Common Stock at that time less the grant price per share specified in the grant agreement. The Company generally is entitled to a corresponding income tax deduction at that time.

Treatment of Stock Awards. Generally, absent an election to be taxed currently under Section 83(b) of the Code (“Section 83(b) Election”), there will be no federal income tax consequences to the recipient or the Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income equal to the fair market value of our Common Stock at that time, and the Company generally is entitled to a corresponding income tax deduction. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares equal to the fair market value (determined without regard to applicable restrictions) of the shares of our Common Stock at such time, and the Company generally is entitled to a corresponding income tax deduction. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income equal to the fair market value of our Common Stock that is the subject of the award when the award is made. The Company is generally entitled to a corresponding income tax deduction at that time.

There are generally no income tax consequences to the recipient or the Company upon the grant of a restricted stock unit. The recipient of a restricted stock unit will recognize ordinary income as and when the units are settled. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, or the value of cash received upon settlement of the award. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to any shares issued in settlement of a restricted stock unit award.

Treatment of Performance Awards and Other Stock-Based Awards. The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards.

Tax Withholding. We have the right to deduct or withhold, or require a participant to remit to us, the amount required to satisfy minimum statutory withholding requirements of federal, state, and local tax laws and regulations (domestic or foreign) with respect to any taxable event arising as a result of the 2014 Plan.

Inapplicability of Code Sections and ERISA. Sections 401(a) and 401(k) of the Code and the provisions of the Employee Retirement Income Security Act of 1974 are not applicable to the 2014 Plan.

Vote Required

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting is required to approve the First Amendment to the 2014 Stock Incentive Plan. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
PROPOSAL.

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OTHER MATTERS

The Board knows of no other matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the Proxy Statement to any stockholder who contacts the Company’s Chief Financial Officer by writing to Signal Genetics, Inc., 5740 Fleet Street, Carlsbad, California 92008, or by calling (760) 537-4100. If a stockholder is receiving multiple copies of this Proxy Statement at the stockholder’s household and would like to receive a single copy of the Proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of this Proxy Statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.signalgenetics.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this Proxy Statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

The Company’s principal executive office is located at 5740 Fleet Street, Carlsbad, California 92008.

ANNUAL REPORT AND OTHER SEC FILINGS

Our 2014 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.signalgenetics.com under the “Investor” tab. These and other SEC filings, including this Proxy Statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request or telephone call of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2014 (as filed with the SEC), including the financial statements and schedules thereto. All such requests should be directed to our Chief Financial Officer, Signal Genetics, Inc., 5740 Fleet Street, Carlsbad, California 92008, or by calling (760) 537-4100.

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ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the three proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Signal will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	How do I propose individuals to serve as directors?

A:	Stockholders wishing to submit to the Nominating and Corporate Governance Committee qualified candidates for possible nomination to the Board may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Signal Genetics, Inc., 5740 Fleet Street, Carlsbad, California 92008, not later than the close of business on the sixtieth (60th) day, nor earlier than the close of business on the ninetieth (90th) day in advance of the first anniversary of the preceding year's annual meeting of stockholders:

(i)	Name of the candidate and a brief biographical sketch and resume;

(ii)	Contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected;

(iii)	A signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held; and

(iv)	Other information as described in our bylaws.

To be eligible for consideration at the 2016 annual meeting, notices must be received by us between March 20, 2016 and April 19, 2016.

Q:	May I propose actions for consideration at next year’s Annual Meeting of Stockholders?

A:	Yes, you may submit proposals for consideration at next year’s annual meeting of stockholders; provided it is based on a proper subject for stockholder action. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2016 annual meeting of stockholders, it must be received by us not less than 120 calendar days before May 29, 2016 (or by January 30, 2016), in such form as is required by the rules and regulations promulgated by the SEC. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2016 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us no later than April 19, 2016 and no earlier than March 20, 2016. The proxy to be solicited on behalf of our Board for the 2016 annual meeting of stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2016 Annual Meeting of Stockholders.

By Order of the Board of Directors,

Tamara A. Seymour

Corporate Secretary

May 29, 2015

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ANNEX A

First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan

WHEREAS, Signal Genetics, Inc., a Delaware corporation (the “Company”) established and sponsors the Signal Genetics, Inc. 2014 Stock Incentive Plan, effective as of June 17, 2014 (the “Plan”);

WHEREAS, pursuant to section 4(a) of the Plan, subject to certain adjustments as provided in section 7(e) of the Plan, 1,245,399 shares of Company common stock, par value of $0.01 per share (“Common Stock”) were originally reserved for issuance pursuant to awards granted under the Plan, provided, however, that no more than 1,000,000 shares of Common Stock may be issued in the form of Full-Value Awards (as defined under section 2(i) of the Plan), and no more than 600,000 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, pursuant to section 4(b) of the Plan, subject to certain adjustments as provided in section 7(e) of the Plan, the maximum number of shares of Common Stock subject to awards of any combination that may be granted during any one fiscal year of the Company to any one individual under the Plan shall be limited to 750,000 shares, which shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related award is terminated, surrendered or canceled;

WHEREAS, pursuant to section 7(g) of the Plan, the Board of Directors of the Company (the “Board”) has reserved the right to amend the Plan at any time;

WHEREAS, the Board now desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance pursuant to awards granted under the Plan from 1,245,399 to 2,100,000;

WHEREAS, the Board now desires to further amend the Plan to increase the number of shares of Common Stock which may be issued under the Plan pursuant to Full-Value Awards from 1,000,000 to 1,680,000, incentive stock options intended to qualify under Code section 422 from 600,000 to 1,000,000; and

NOW, THEREFORE, pursuant to the power reserved by section 7(g) of the Plan, the Plan be and hereby is amended in the following particulars:

1.	By substituting the following for section 4(a) of the Plan in its entirety:

“(a) Subject to adjustments as provided in Section 7(e) of the Plan, the aggregate number of shares of Common Stock that may be issued with respect to Awards granted under the Plan is the sum of: (i) 2,100,000; and (ii) an annual increase on the first day of each calendar year, beginning with January 1, 2016 and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) four percent (4%) of the shares of Common Stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of Common Stock as determined by the Board. Notwithstanding the foregoing, no more than 1,680,000 shares of Common Stock may be issued in the form of Full-Value Awards, and no more than 1,000,000 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Code section 422. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.”

A-1

SIGNAL GENETICS, INC.
5740 FLEET STREET, SUITE 260
CARLSBAD, CA 92008

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93849-P67341

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SIGNAL GENETICS, INC.

The Board recommends a vote FOR all of the following director nominees.

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bennett S. LeBow
02) Samuel D. Riccitelli
03) David A. Gonyer, R.Ph.
04) Douglas A. Schuling
05) Robin L. Smith, M.D.

The Board recommends a vote FOR Proposal 2.

	For	Against	Abstain
2. Ratification of Selection of BDO USA, LLP as Independent Auditor.	▢	▢	▢

The Board recommends a vote FOR Proposal 3.

For address changes/comments, mark here. ▢
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

A-2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M93850-P67341

SIGNAL GENETICS, INC.
Annual Meeting of Shareholders
June 18, 2015 10:00 AM (PDT)
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) Samuel D. Riccitelli and Tamara A. Seymour, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot or otherwise properly presented at the Annual Meeting of all of the shares of Common stock of SIGNAL GENETICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM PDT on June 18, 2015, at the offices of the Company, 5740 Fleet Street, Carlsbad, California 92008, and any adjournment or postponement thereof, with all powers that the undersigned shareholder would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of the director nominees in proposal 1, "FOR" the ratification of BDO USA, LLP in proposal 2, and "FOR" approval of the First Amendment to the Signal Genetics, Inc. 2014 Stock Incentive Plan in proposal 3.

Change of Address - please print new address below

____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side